UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 10, 2013

GlobalOptions Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33700	30-0342273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

415 Madison Avenue, 17th Floor New York, New York		10017
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 445-6262

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

On July 11, 2013, GlobalOptions Group, Inc. (the “Registrant”) entered into an Agreement and Plan of Merger with GO Merger Sub LLC, a wholly-owned subsidiary of the Registrant (“Merger Sub”), Walker Digital, LLC (“Walker Digital”) and Walker Digital Holdings, LLC, a wholly-owned subsidiary of Walker Digital (the “Company”) pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company surviving the Merger and becoming a wholly-owned subsidiary of the Registrant (the “Merger Agreement”).

At the closing of the Merger, in exchange for all of the Membership Interests in the Company, the Registrant will issue to Walker Digital 22,666,667 shares of the Registrant’s capital stock, which will be comprised of shares of the Registrant’s common stock, par value $0.001 per share (“Common Stock”) and shares of a to be created Series B Preferred Stock, par value $0.001 per share (“Series B Preferred Stock” and together with the Common Stock, the “Merger Consideration”), resulting in Walker Digital receiving approximately 70.79% of the economic interest (calculated (i) on a fully diluted basis, (ii) prior to the issuance of the Contingent Shares (as defined below), (iii) assuming the issuance of  1,445,000 shares of Common Stock to a vendor of Walker Digital and (iv) prior to seeking stockholder approval to increase the Registrant’s option pool by 2,000,000 shares of Common Stock) and at least 80% of the voting interest in the Registrant following the closing of the Merger. The exact proportion of Common Stock and Series B Preferred Stock shall be determined at the closing of the Merger.

Immediately prior to the closing of the Merger, the Registrant will file with the Secretary of State of the State of Delaware a Certificate of Designations of the Series B Preferred Stock setting forth the powers, preferences and rights of the Series B Preferred Stock.  The Series B Preferred Stock will be convertible on a one-for-one basis into shares of Common Stock, will receive the equivalent amount of liquidation proceeds as the holders of Common Stock, on an as converted basis, and will be entitled to cast an aggregate of 80% of the vote on all matters presented to the holders of Common Stock.

In connection with the Merger, on July 11, 2013, to be effective at the closing of the Merger, Walker Digital entered into a Lock-Up Agreement with the Registrant, whereby Walker Digital agreed that for a period of 12 months following the closing of the Merger, it will not sell or transfer any of such shares of Common Stock or Series B Preferred Stock received in the Merger to any person, other than to affiliates and to current and former officers or members of Walker Digital and its affiliates (and on the condition such transferees enter into a similar lock-up agreement), upon a pledge of such securities (and on condition such pledgee will enter into a similar lock-up agreement)  or in the Secondary Sale described below.

The Merger Agreement contains customary representations and warranties by the Registrant, Merger Sub, the Company and Company Parent. The Merger Agreement also contains customary covenants and agreements, including with respect to the operation of the business of the Registrant, Merger Sub, the Company and Company Parent between signing of the Merger Agreement and closing of the Merger.

The closing of the Merger is subject to a number of closing conditions, including (i) all current directors of the Registrant, other than Dr. Harvey Schiller, resign from director positions, (ii) Walker Digital provides audited financial statements substantially similar to the unaudited financial statements currently presented to the Registrant, (iii) the Registrant has not less than a pre determined amount of cash at the closing of the Merger, (iv) the Registrant has terminated its Support Agreement with Genesis Capital Advisors LLC, Genesis Opportunity Fund LP and Genesis Asset Opportunity Fund L.P., (v) the Registrant has terminated that certain Rights Agreement, dated as of September 7, 2010, as amended (such amendment is described below) (the “Rights Agreement”), by and between the Registrant and Continental, as rights agent, (vi) the Registrant has terminated its Amended and Restated 2006 Employee Stock Purchase Plan. On July 11, 2013 the Registrant entered into standard indemnification agreements, to be effective at the closing of the Merger, with the directors and executive officers who will assume those positions following the closing of the Merger.

The closing of the Merger is also subject to Walker Digital completing simultaneously with the closing of the Merger a secondary sale (the “Secondary Sale”) to unaffiliated third parties of shares of certain shares Common Stock to be received by Walker Digital in the Merger.  The aggregate number of shares of Common Stock to be sold in the Secondary Sale and the price per share of Common Stock to be sold in the Secondary Sale are subject to mutual agreement by the Registrant and Walker Digital.  The Registrant has agreed in the Merger Agreement to register for resale the shares of Common Stock sold in the Secondary Sale.  The Registrant and Walker Digital have agreed to work in good faith to have the Registrant hire a number of current executive officers of Walker Digital, including Jay Walker as Executive Chairman of the Board, Jonathan Ellenthal as Vice-Chairman of the Board and Chief Executive Officer, Gary Greene as Chief Administrative Officer, General Counsel and Secretary and Karen Romaine as Chief Financial Officer, and to enter into employment agreements with each such executive.

In addition to the Merger Consideration, the Registrant has agreed to issue 2,166,667 shares of the Registrant’s Common Stock (the “Contingent Shares”) to Walker Digital if one of the following conditions is satisfied following the closing of the Merger: (i) the closing price of the Registrant’s Common Stock equals or exceeds $4.25 per share for any 20 trading days within any 30 trading-day period during the first 15 months following the earlier of the date on which (a) a registration statement with respect to the shares of Common Stock sold in the Secondary Sale filed with the SEC on Form S-1 (the “Secondary Registration”) is first effective, or (b) the purchasers of the shares of Common Stock sold in the Secondary Sale become eligible to resell the shares of Common Stock sold in the Secondary Sale under Rule 144; or (ii) the closing price of Registrant’s Common Stock equals or exceeds $5.50 per share for any 20 trading days within any 30 trading-day period during the first 24 months following the earlier of the date on which (a) the Secondary Registration is first effective or (b) the purchasers of the shares of Common Stock sold in the Secondary Sale become eligible to resell the Secondary Sale Shares under Rule 144.

Following the closing of the Merger, the Registrant will seek stockholder approval to change the name of the Registrant to Patent Properties, Inc.

The Merger Agreement may be terminated at any time prior to the Effective Time by mutual written agreement of the Company and Parent and according to the terms set forth in the Merger Agreement.  The Registrant may also terminate the Merger Agreement if it enters into an alternative transaction that it concludes in good faith, after consultation with outside legal counsel and its financial advisors, that such alternative transaction is reasonably likely to be financially more favorable to the Registrant’s stockholders than the Merger and that if it does not enter into such alternative transaction the Board would be in breach of its fiduciary duties.  If the Registrant terminates the Merger Agreement under these circumstances, it would have to pay to Walker Digital a break-up fee in the amount of $3,200,000.

The foregoing description is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

In connection with the Merger, the Registrant and Walker Digital entered into a Shared Services Agreement, to be effective at the closing of the Merger, whereby an affiliate of Walker Digital will provide certain services to the Registrant.  The affiliate of Walker Digital will provide such services at cost.

Current Executives

In connection with the Merger and as a condition to signing the Merger Agreement, on July 11, 2013, the Registrant entered into amendments to the employment agreements of each of Dr. Harvey Schiller and Mr. Jeffrey O. Nyweide, whereby the terms of Dr. Schiller’s and Mr. Nyweide’s employment term are to be extended for a period of 12 months following the closing of the Merger.  The compensation and benefits of Dr. Schiller and Mr. Nyweide shall remain substantially the same in the aggregate following the closing of the Merger as they were prior to the Merger.  Dr. Schiller’s and Mr. Nyweide’s terms are being extended to provide for a seamless transition for the Registrant following the Merger.  Each of Dr. Schiller and Mr. Nyweide have agreed to work in good faith with the Registrant to enter into a detailed Transition Agreement with the Registrant defining the terms of such employment.  The Parties also agreed to work in good faith to alter the form of compensation from cash to stock-based compensation or some combination thereof if the necessity arises.

Also on July 11, 2013, each of Dr. Schiller and Mr. Nyweide entered into separate amendments to their employment agreements, whereby each of Dr. Schiller and Mr. Nyweide agreed to receive at the closing of the Merger, 100,000 shares of Common Stock and 83,334 shares of Common Stock, respectively.  This amends a previous amendment to their employment agreements whereby the Registrant agreed to issue to each of Dr. Schiller and Mr. Nyweide $300,000 worth of Common Stock and $250,000 worth of Common Stock, respectively, at the closing of a transaction with an operating company.  The Registrant has agreed to register in a Registration Statement filed with the Securities and Exchange Commission, the 100,000 shares of Common Stock and 83,334 shares of Common Stock to be issued to each of Dr. Schiller and Mr. Nyweide, respectively.

Pursuant to the terms of the Merger Agreement, on July 11, 2013, the Registrant entered into a standard indemnification agreement in the form of Exhibit 10.7 to this Current Report on Form 8-K with Dr. Schiller to become effective following the closing of the Merger.

Broadband Agreements

In connection with their services provided to the Registrant in connection with the Merger, on July 10, 2013 the Registrant entered into a Restricted Stock Agreement (the Restricted Stock Agreement”) with Broadband Capital Market (“BCM”).  The Restricted Stock Agreement amends the terms of the previously entered into Financial Advisory Services Agreement with BCM whereby BCM has now agreed that its’ fee to be received from the Registrant in connection with the Merger is 1,325,776 shares of Common Stock, the vesting of which is subject to the closing of the Merger.  In the Restricted Stock Agreement, the Registrant also agreed pay to BCM a success fee of $100,000 payable in cash, upon the closing of the Merger and a cash fee of five percent (5%) of the gross proceeds above $15,000,000 raised in a private placement financing anticipated to be completed in connection with the Merger.  On July 10, 2013, the Registrant issued such shares.  Pursuant to the Restricted Stock Agreement the Registrant has agreed to register in a Registration Statement filed with the Securities and Exchange Commission the 1,325,776 shares of Common Stock following the closing of the Merger.  On July 11, 2013, the Registrant also entered into a Lock-Up Agreement, to be effective at the closing of the Merger, with BCM, whereby BCM has agreed not to sell or transfer such 1,325,776 shares of Common Stock for a period of six (6) months following the closing of the Merger.

Item 3.02	Unregistered Sales of Equity Securities.

On July 11, 2013, pursuant to the Merger Agreement and in exchange of all of the membership interests in the Company, the Registrant agreed to issue to Walker Digital at the Closing of the Merger, 22,666,667 shares of the Registrant’s capital stock, which shall be comprised of shares of the Registrant’s Common Stock and shares of Series B Preferred Stock resulting in Walker Digital receiving approximately 70.79% of the economic interest (calculated (i) on a fully diluted basis, (ii) prior to the issuance of the Contingent Shares, (iii) assuming the issuance of  1,445,000 shares of Common Stock to a vendor of Walker Digital and (iv) prior to seeking stockholder approval to increase the Registrant’s option pool by 2,000,000 shares of Common Stock) and at least 80% of the voting interest in the Registrant following the closing of the Merger. The exact proportion of Common Stock and Series B Preferred Stock shall be determined at the closing of the Merger.  Each share of Series B Preferred Stock may be converted into one share of Common Stock at any time and from time to time. The Registrant relied on Section 4(2) of the Securities Act of 1933, as amended, in connection with the sale of such shares of Common Stock and shares of Series B Preferred Stock to Walker Digital, as such sales were not in connection with a public offering.

In connection with acting as the Registrant’s financial advisor in connection with the Merger and the services provided related thereto, on July 10, 2013, the Registrant issued to BCM 1,325,776 shares of restricted Common Stock.  The Common Stock will vest upon the closing of the Merger.  The Registrant relied on Section 4(2) of the Securities Act of 1933, as amended, in connection with the sale of such 1,325,776 shares of Common Stock to BCM, as such sale was not in connection with a public offering.

On July 11, 2013, in recognition of their service to the Registrant, the Registrant entered into amendments to each of Dr. Harvey Schiller’s and Mr. Jeffrey O. Nyweide’s employment agreements, to provide that upon the closing of the Merger the Registrant shall issue to each of Dr. Schiller and Mr. Nyweide 100,000 shares of Common Stock and 83,334 shares of Common Stock, respectively.  The Registrant relied on Section 4(2) of the Securities Act of 1933, as amended, in connection with the sales of such 100,000 shares of Common Stock and 83,334 shares of Common Stock, to each of Dr. Schiller and Mr. Nyweide, respectively, as such sales were not in connection with a public offering.

Item 3.03.	Material Modification of Rights of Securityholders.

On July 10, 2013, in connection with the issuance of 1,325,776 shares of restricted Common Stock to BCM, the Registrant’s Board of Directors determined that BCM will not be deemed to be an “Acquiring Person” for the purposes of the Rights Agreement, unless and until BCM becomes the “Beneficial Owner” (as defined under the Rights Agreement) of more than 20% of the Registrant’s outstanding Common Stock.

Pursuant to the Merger Agreement, the Registrant agreed to terminate the Rights Agreement immediately prior to the closing of the Merger.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As more fully described in Item 1.01 above, on July 11, 2013, the Registrant (i) amended the Employment Agreements of each of Dr. Schiller and Mr. Nyweide to fix the number of shares of Common Stock to be issued to Dr. Schiller and Mr. Nyweide at 100,000 shares of Common Stock and 83,334 shares of Common Stock, respectively, and (ii) the amended Employment Agreements of each of Dr. Schiller and Mr. Nyweide to extend the terms and responsibilities of their respective employments for 12 months following the closing of the Merger and to aid in the transition of the Registrant following closing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 11, 2013, the Registrant filed with the Secretary of State of the State of Delaware, a certificate  eliminating from the Company's  Certificate of Incorporation,  as amended,  all  matters  relating  to the  Registrant's  Series D Convertible  Preferred  Stock.  There were no issued or outstanding shares of Series D Preferred Stock prior to the filing.

Item 8.01	Other Events.

On July 15, 2013, the Registrant issued a press release announcing the Registrant’s entry into the Merger Agreement.  A copy of the Press Release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information contained on the website referenced in the press release is hereby furnished to the Securities and Exchange Commission, but is specifically not filed or incorporated by reference in this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated July 11, 2013, by and among GlobalOptions Group, Inc., Merger Sub, LLC, Walker Digital, LLC and Walker Digital Holdings, LLC.*

-Schedule 4.9(a)

-Schedule 4.17

-Schedule 6.5

3.1	Certificate of Elimination of the Series D Convertible Preferred Stock.
3.2	Form of Certificate of Designations of Series B Preferred Stock.
4.1	Restricted Stock Agreement, dated July 11, 2013, by and between GlobalOptions Group, Inc. and Broadband Capital Management LLC.
10.1	Amendment to Employment Agreement, dated July 11, 2013, by and between GlobalOptions Group, Inc. and Dr. Harvey W. Schiller.
10.2	Employment Extension Agreement, dated July 11, 2013, by and between GlobalOptions Group, Inc. and Dr. Harvey W. Schiller.
10.3	Amendment to Employment Agreement, dated July 11, 2013, by and between GlobalOptions Group, Inc. and Mr. Jeffrey O. Nyweide.
10.4	Employment Extension Agreement, dated July 11, 2013, by and between GlobalOptions Group, Inc. and Mr. Jeffrey O. Nyweide.
10.5	Form of Lock-Up Agreement dated July 11, 2013, by and between GlobalOptions Group, Inc. and Broadband Capital Management LLC.
10.6	Form of Lock-Up Agreement dated July 11, 2013, by and between GlobalOptions Group, Inc. and Walker Digital LLC.
10.7	Form of Indemnification Agreement.
10.8	Form of Shared Services Agreement.
99.1	Press Release announcing entry into the Merger Agreement.

* Certain Schedules and Exhibits omitted pursuant to Item 601(b)(2) of Regulation SK. The Registrant agrees to furnish supplementally a copy of any omitted Schedule to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

July 15, 2013

GLOBALOPTIONS GROUP, INC.

By:	/s/ Harvey W. Schiller
Name: Harvey W. Schiller
Title: Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1
Agreement and Plan of Merger, dated July 11, 2013, by and among GlobalOptions Group, Inc., Merger Sub, LLC, Walker Digital, LLC and Walker Digital Holdings, LLC.*

-Schedule 4.9(a)

-Schedule 4.17

-Schedule 6.5

3.1	Certificate of Elimination of the Series D Convertible Preferred Stock.
3.2	Form of Certificate of Designations of Series B Preferred Stock.
4.1	Restricted Stock Agreement, dated July 11, 2013, by and between GlobalOptions Group, Inc. and Broadband Capital Management LLC.
10.1	Amendment to Employment Agreement, dated July 11, 2013, by and between GlobalOptions Group, Inc. and Dr. Harvey W. Schiller.
10.2	Employment Extension Agreement, dated July 11, 2013, by and between GlobalOptions Group, Inc. and Dr. Harvey W. Schiller.
10.3	Amendment to Employment Agreement, dated July 11, 2013, by and between GlobalOptions Group, Inc. and Mr. Jeffrey O. Nyweide.
10.4	Employment Extension Agreement, dated July 11, 2013, by and between GlobalOptions Group, Inc. and Mr. Jeffrey O. Nyweide.
10.5	Form of Lock-Up Agreement dated July 11, 2013, by and between GlobalOptions Group, Inc. and Broadband Capital Management LLC.
10.6	Form of Lock-Up Agreement dated July 11, 2013, by and between GlobalOptions Group, Inc. and Walker Digital LLC.
10.7	Form of Indemnification Agreement.
10.8	Form of Shared Services Agreement.
99.1	Press Release announcing entry into the Merger Agreement.

* Certain Schedules and Exhibits omitted pursuant to Item 601(b)(2) of Regulation SK. The Registrant agrees to furnish supplementally a copy of any omitted Schedule to the SEC upon request.